UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2006

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000 — 30733 (Commission File Number)	41-1978822 (I.R.S. Employer Identification Number)

10700 Bren Road West
Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)
(952) 930-6000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Unaudited Pro Forma Combined Condensed Statements of Operations
Unaudited Pro Forma Combined Condensed Balanced Sheet
Notes to Unaudited Pro Forma Combined Condensed Financial Informationa

Explanatory Note
     This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K that was initially filed by American Medical Systems Holdings, Inc. (“AMS Holdings”) on July 26, 2006 (the “Initial Form 8-K”) to include financial statements and pro forma financial information concerning AMS Holdings’ acquisition of Laserscope, permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.
Item 9.01. Financial Statements and Exhibits.
(a)       Financial statements of business acquired.
(1) Audited consolidated balance sheets of Laserscope, as of December 31, 2005 and 2004 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of shareholders’ equity of Laserscope for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm’s report related thereto (incorporated by reference from Laserscope’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005).
(2) Unaudited condensed consolidated financial statements of Laserscope for the three months ended March 31, 2006 (incorporated by reference from Laserscope’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006).
(b)       Pro forma financial information.
(1) Unaudited Pro Forma Combined Condensed Statements of Operations of AMS Holdings and Laserscope for the Year Ended December 31, 2005 and the Three Months Ended April 1, 2006.
(2) Unaudited Pro Forma Combined Condensed Balance Sheet of AMS Holdings and Laserscope as of April 1, 2006.
(3) Notes to Unaudited Pro Forma Combined Condensed Financial Information of AMS Holdings and Laserscope.

(d)       Exhibits.

Exhibit	Description
99.1	Audited consolidated balance sheets of Laserscope as of December 31, 2005 and 2004 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of shareholders’ equity of Laserscope for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm’s report related thereto (incorporated by reference from Laserscope’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005).

99.2	Unaudited condensed consolidated financial statements of Laserscope for the three months ended March 31, 2006 (incorporated by reference from Laserscope’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006).

99.3	Unaudited Pro Forma Combined Condensed Statements of Operations of AMS Holdings and Laserscope for the Year Ended December 31, 2005 and the Three Months Ended April 1, 2006.

99.4	Unaudited Pro Forma Combined Condensed Balance Sheet of AMS Holdings and Laserscope as of April 1, 2006.

99.5	Notes to Unaudited Pro Forma Combined Condensed Financial Information of AMS Holdings and Laserscope.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.
By:	/s/Jill D. Burchill
Jill D. Burchill
Chief Financial Officer

Dated: October 3, 2006

Exhibit Index

Exhibit No.	Description	Method Of Filing
99.1	Audited consolidated balance sheets of Laserscope as of December 31, 2005 and 2004 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of shareholders’ equity of Laserscope for each of the three fiscal years in the period ended December 31, 2005, and the schedule and independent registered public accounting firm’s report related thereto.	Incorporated herein by reference from Laserscope’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

99.2	Unaudited condensed consolidated financial statements of Laserscope for the three months ended March 31, 2006.	Incorporated herein by reference from Laserscope’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006.

99.3	Unaudited Pro Forma Combined Condensed Statements of Operations of AMS Holdings and Laserscope for the Year Ended December 31, 2005 and the Three Months Ended April 1, 2006.	Filed herewith electronically.

99.4	Unaudited Pro Forma Combined Condensed Balance Sheet of AMS Holdings and Laserscope as of April 1, 2006.	Filed herewith electronically.

99.5	Notes to Unaudited Pro Forma Combined Condensed Financial Information of AMS Holdings and Laserscope.	Filed herewith electronically.